SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

                               (Amendment No. __)

Filed by the Registrant                                         [X]
Filed by a Party other than the Registrant                      [ ]
Check the appropriate box:
          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

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                              FOUNDERS FUNDS, INC.
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                (Name of Registrant as specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)  Title of each class of securities to which transaction applies:

           -----------------------------------------------------

       2)  Aggregate number of securities to which transaction applies:

           -----------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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       4) Proposed maximum aggregate value of transaction:

          -----------------------------------------------------

       5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -----------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:

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
                                 FOUNDERS FUNDS

                                                               December 30, 1997

Dear Fellow Shareholder:

As you may have heard, Mellon Bank, N.A. ("Mellon") is acquiring Founders Asset Management, Inc. ("Founders"), the investment adviser to the Founders Funds. Mellon is part of a multibank holding company that provides a comprehensive range of financial products and services in domestic and selected international markets. The acquisition will be structured as a merger of Founders into a newly created subsidiary of Mellon which will be called Founders Asset Management LLC ("New Founders"). Following the merger, the business, operations and personnel of New Founders will be substantially identical to the current business, operations and personnel of Founders.

     It is important to remember that Mellon is acquiring the investment adviser, NOT THE FUNDS THEMSELVES. As a result:

      o THE INVESTMENT OBJECTIVE AND PORTFOLIO MANAGER OF YOUR FUND WILL NOT CHANGE AS A RESULT OF THE MERGER.

      o THE NUMBER AND VALUE OF YOUR FUND SHARES WILL NOT CHANGE AS A RESULT OF THE MERGER.

      o THE ADVISORY FEES AND EXPENSES CHARGED TO YOUR FUND WILL NOT CHANGE AS A RESULT OF THE MERGER.

      o YOU WILL CONTINUE TO RECEIVE THE SAME HIGH QUALITY INVESTMENT MANAGEMENT AND SHAREHOLDER SERVICES THAT YOU HAVE COME TO EXPECT OVER THE YEARS.

     Enclosed is a Proxy Statement for a special meeting of the Founders Funds shareholders that will be held on February 17, 1998. As explained more fully in the Proxy Statement, at the time the merger takes effect, the Funds' present investment advisory contracts will terminate automatically, as a matter of law. Although Fund shareholders are NOT being asked to approve the merger, they must vote on a new investment advisory agreement for the Funds. In addition, you are being asked to elect directors of the Funds.

     We encourage you to read the full text of the Proxy Statement, and to help you more fully understand its contents, we have prepared a few brief Questions and Answers ("Q&A") regarding these proposals. The Q&A is on page 3 of this booklet.

     YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUNDS AND TO YOU AS A FUND SHAREHOLDER. THEREFORE, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT, CAST YOUR VOTE ON THE ENCLOSED PROXY CARD(S), AND RETURN THE CARD(S) IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE. IF WE DO NOT RECEIVE SUFFICIENT VOTES TO APPROVE THESE PROPOSALS, WE MAY HAVE TO SEND ADDITIONAL MAILINGS OR CONDUCT TELEPHONE CANVASSING. IN THIS REGARD, FOUNDERS HAS HIRED SHAREHOLDER COMMUNICATIONS CORPORATION TO ASSIST IN THE SOLICITATION OF PROXIES. IF YOU DO NOT RETURN YOUR PROXY CARD(S), YOU MAY RECEIVE A TELEPHONE CALL FROM SHAREHOLDER COMMUNICATIONS CORPORATION SOLICITING YOUR VOTE.

     We thank you for your prompt response to the Proxy Statement.

                                         Sincerely,

                                         /s/ Bjorn K. Borgen

                                         Bjorn K. Borgen
                                         President
                                         Founders Funds, Inc.

Q.  WHAT IS THIS TRANSACTION ALL ABOUT?

A. Mellon Bank, N.A. is acquiring Founders Asset Management, Inc., the adviser to the Funds, NOT THE FUNDS THEMSELVES. The same professionals will continue to provide you with investment management and shareholder services, simply as employees of a new subsidiary of Mellon.

Q.  WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

A. The federal law that governs mutual funds generally requires shareholders to approve a new investment advisory agreement whenever there is a change in control of the investment adviser to the Funds. As a result, you are being asked to approve a new investment advisory agreement for each Fund you own.

Q.  HOW WILL THIS AFFECT ME AS A FUND SHAREHOLDER?

A. You will still own the same shares in the same Fund following the merger. Portfolio management will not change as a result of the merger.

     The primary difference is that the ownership of Founders will change from a privately-held corporation to a subsidiary of Mellon. This transaction will not result in changes to your Fund's advisory services or in the high quality of shareholder services that you have come to expect over the years.

Q.  WILL THE INVESTMENT ADVISORY, RULE 12b-1 AND OTHER FEES BE THE SAME?

A.  Yes, THE FEES CHARGED TO YOUR FUND WILL NOT CHANGE AS A RESULT OF THE
MERGER.

Q.  WILL I CONTINUE TO BE ABLE TO PURCHASE SHARES WITHOUT ANY SALES LOAD?

A. Yes, you will be able to continue to purchase shares of the Funds WITHOUT any sales load.

Q.  WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A. You are also being asked to vote on the election of Directors. See the discussion of Proposal 2 for details.

Q.  HOW DO THE FUND DIRECTORS SUGGEST THAT I VOTE?

A. After careful consideration, the Directors recommend that you vote "FOR" both proposals on the enclosed proxy card.

Q.  WHOM DO I CALL FOR MORE INFORMATION?

A. If you have any questions regarding the Proxy Statement or its contents, please call Shareholder Communications Corporation at 1-800-733-8481, extension 426 between 9:00 a.m. and 11:00 p.m., Eastern time, Monday through Friday. They will be happy to answer any questions that you may have.

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
                              FOUNDERS FUNDS, INC.

                                                          2930 EAST THIRD AVENUE
                                                          DENVER, COLORADO 80206

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 17, 1998

Notice is hereby given that a special meeting of shareholders (the "Meeting") of Founders Discovery Fund, Founders Passport Fund, Founders Frontier Fund, Founders Special Fund, Founders International Equity Fund, Founders Worldwide Growth Fund, Founders Growth Fund, Founders Blue Chip Fund, Founders Balanced Fund, Founders Government Securities Fund, and Founders Money Market Fund (collectively, the "Funds" and, individually, a "Fund"), the eleven series of Founders Funds, Inc. (the "Company"), will be held at the Adam's Mark Hotel, 1550 Court Place, Denver, Colorado 80202, on Tuesday, February 17, 1998 at 3:00 p.m., Mountain time, for the following purposes:

     1. To approve a new investment advisory agreement between the Company and Founders Asset Management LLC ("New Founders"), such agreement to take effect only if the proposed merger of Founders into New Founders is completed (the "Merger");

     2.  To elect seven Directors of the Company; and

     3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     None of these proposals is expected to result in any change in the way the Funds are managed, the advisory fees paid by the Funds or the services you receive as a shareholder.

     The Board of Directors of the Company has fixed the close of business on December 11, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

     You are cordially invited to attend the Meeting. Even if you plan to attend the Meeting, all shareholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires NO postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

                                   IMPORTANT

     Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting.

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
     The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Company will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder votes have been obtained to elect the specified number of Directors and to approve Proposal 1.

     Your vote, then, is critical in allowing the Company to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. We appreciate your cooperation.

By Order of the Board of Directors

/s/ Kenneth R. Christoffersen

Kenneth R. Christoffersen
Secretary

Denver, Colorado
Dated: December 30, 1997

                              FOUNDERS FUNDS, INC.

                                                               DECEMBER 30, 1997

                              FOUNDERS FUNDS, INC.
                           FOUNDERS FINANCIAL CENTER
                             2930 EAST THIRD AVENUE
                             DENVER, COLORADO 80206

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD FEBRUARY 17, 1998

                                  INTRODUCTION

The enclosed proxy is being solicited by the Board of Directors (the "Board" or the "Directors") of Founders Funds, Inc. (the "Company") on behalf of Founders Discovery Fund, Founders Passport Fund, Founders Frontier Fund, Founders Special Fund, Founders International Equity Fund, Founders Worldwide Growth Fund, Founders Growth Fund, Founders Blue Chip Fund, Founders Balanced Fund, Founders Government Securities Fund, and Founders Money Market Fund (collectively, the "Funds" and, individually, a "Fund") for use in connection with the special meeting of shareholders of the Company (the "Meeting") to be held at 3:00 p.m., Mountain time, on Tuesday, February 17, 1998, at the Adam's Mark Hotel, 1550 Court Place, Denver, Colorado 80202, and any adjournment(s) thereof for the purposes set forth in the foregoing notice. THE FUNDS' ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE FUNDS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AND THE FUNDS' SEMIANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE FUNDS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1997, ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM FOUNDERS' SHAREHOLDER SERVICES DEPARTMENT AT P.O. BOX 173655, DENVER, COLORADO 80217-3655 (TELEPHONE NUMBER 1-800-525-2440). The approximate mailing date of proxies and this Proxy Statement is December 30, 1997.

     The primary purpose of the Meeting is to allow you to consider a new investment advisory agreement for the Funds. As explained in more detail below, the current advisory agreements for the Funds (the "Current Advisory Agreements") will terminate automatically, by operation of law, upon the consummation of the proposed merger (the "Merger") of Founders Asset Management, Inc. ("Founders") into a newly-created subsidiary of Mellon Bank, N.A. ("Mellon"). That subsidiary will be called Founders Asset Management LLC ("New Founders"). You are NOT being asked to approve the Merger; however, you are being asked to approve a proposed new advisory agreement (the "Proposed Advisory Agreement") that would take effect at the time of the Merger. Consummation of the Merger is conditioned on, among other things, shareholder approval of the Proposed Advisory Agreement. The transactions contemplated by the

Merger and the terms of the Proposed Advisory Agreement are discussed under Proposal 1, below.

     THE PROPOSED ADVISORY AGREEMENT IS SUBSTANTIALLY IDENTICAL IN FORM AND TERMS TO THE CURRENT ADVISORY AGREEMENTS, EXCEPT AS FOLLOWS:

      o   THE INVESTMENT ADVISER IS NEW FOUNDERS RATHER THAN FOUNDERS.

      o   THE PROPOSED ADVISORY AGREEMENT COVERS ALL FUNDS IN A SINGLE DOCUMENT.

      o THE PROPOSED ADVISORY AGREEMENT REQUIRES NEW FOUNDERS, RATHER THAN THE FUNDS, TO PAY CERTAIN EXPENSES FOR COMPUTER EQUIPMENT AND PROGRAMS. IN THE PAST, FOUNDERS HAS PAID THESE EXPENSES VOLUNTARILY.

      o   THE EXECUTION, EFFECTIVENESS AND TERMINATION DATES ARE DIFFERENT.

     You should consider the following factors in determining whether to approve the Proposed Advisory Agreement:

      o The Proposed Advisory Agreement has been approved by the Directors, including all of the Independent Directors (as defined below).

      o There will be no change in the investment objectives or policies of the Funds.

      o There will be no increase in the advisory fees payable by the Funds as a result of the approval and implementation of the Proposed Advisory Agreement.

      o No changes are contemplated in the personnel who are responsible for managing the investments of the Funds.

     If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR the nominees for Director hereinafter listed and FOR Proposal 1. A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum and in calculating the votes cast at the Meeting if the beneficial owner has executed and timely delivered the necessary instructions for the broker to vote the shares, or if the broker has and exercises discretionary voting power. Where the broker or fiduciary does not have discretionary voting power as to one or more of the issues before the Meeting, and does not receive instructions from the beneficial owner, but grants a proxy for or votes such shares with respect to other proposals, the shares will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which the broker or fiduciary does not vote.

     Because the proposals being submitted for a vote of the shareholders of each Fund are identical, the Board determined to combine the proxy materials for the Funds in order to reduce the cost of preparing, printing and mailing these proxy materials.

     In order to further reduce costs, notices to shareholders having more than one account in the Funds listed under the same Social Security number and zip code have been combined. However, shareholders will receive a separate proxy card for each account they own. Therefore, it is important to mark, sign, date, and return ALL proxy cards included in your package.

     Shareholders of the Funds of record at the close of business on December 11, 1997 (the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, the following shares of the Funds' common stock, $.01 par value per share, were outstanding.

     Founders Discovery Fund                  9,168,531.993
     Founders Passport Fund                   8,933,358.546
     Founders Frontier Fund                   6,656,873.920
     Founders Special Fund                   36,543,240.790
     Founders International Equity Fund       1,149,611.081
     Founders Worldwide Growth Fund          13,138,356.587
     Founders Growth Fund                    87,526,925.675
     Founders Blue Chip Fund                 64,610,675.016
     Founders Balanced Fund                  80,543,568.763
     Founders Government Securities Fund      1,395,000.822
     Founders Money Market Fund             108,329,848.846
     TOTAL                                  417,995,992.039

     The following table sets forth, as of the Record Date, the share ownership of those shareholders who, to the knowledge of the Company, owned beneficially more than 5% of a Fund's issued and outstanding common stock:

                                         AMOUNT AND NATURE OF    PERCENT OF
                                              BENEFICIAL           COMMON
NAME AND ADDRESS OF OWNER                    OWNERSHIP(1)          STOCK
---------------------------------------------------------------------------
Mercantile Safe Deposit &                 715,689.556  (Worldwide    5.4%
Trust - 401(k)                                          Growth)(2)
2 Hopkins Place
Baltimore, MD 21201
--------------------------------------------------------------------------
Connecticut General Life Insurance       6,659,318.823  (Growth)     7.6%
Company                                 14,210,252.084  (Balanced)  17.6%
1 Commercial Plaza
280 Trumbull St.
Hartford, CT 06103
---------------------------------------------------------------------------
VALIC                                    8,051,885.709  (Growth)(3)  9.2%
2929 Allen Parkway L7-01
Houston, TX 77019
---------------------------------------------------------------------------
State of Michigan Plan 2 - 401(k)        5,879,000.287  (Balanced)   7.3%
State Street Bank & Trust Company
200 Newport Avenue
Quincy, MA 02170
---------------------------------------------------------------------------
(1) As interpreted by the Securities and Exchange Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

(2) This entity holds the shares in its capacity as trustee or custodian for a number of retirement plans.

(3) Shares are held by an insurance company separate account into which insurance contract values have been allocated, and will be voted in accordance with the insurance owners' instructions.

     In addition to solicitations of proxies by mail, proxies may be solicited by officers of the Company, and by officers and employees of Founders, personally or by telephone or electronically, without special compensation. In addition, Founders has hired an unaffiliated proxy solicitor, Shareholder Communications Corporation ("SCC"), to assist in the solicitation of proxies by mail, phone and special courier. It is expected that the engagement of SCC will help assure a quorum for the Meeting and help obtain the required vote to approve both Proposals.

     As the meeting date approaches, you may receive a telephone call from SCC if you have not voted. SCC's representatives will ask that shareholders authorize SCC, by telephonic or electronically transmitted instructions, to execute a proxy card on their behalf. Telephone authorizations will be recorded in accordance with the procedures set

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
forth below. The Company believes that these procedures are reasonably designed to ensure that the identity and voting instructions of the shareholder casting the vote are accurately determined.

     SCC has received an opinion of Maryland counsel that addresses the validity, under the applicable laws of the State of Maryland (the Company's state of incorporation), of authorization given verbally to execute a proxy. The opinion given by Maryland counsel concludes that a Maryland court would find that there is no Maryland law or public policy against the acceptance of proxies signed by a verbally-authorized agent, provided it adheres to the procedures set forth below.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, Social Security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received this Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Company, the SCC representative has the responsibility to explain the solicitation process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. SCC will record the shareholder's instructions on the proxy card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

     Executing the enclosed proxy card, or authorizing SCC to execute a proxy card, will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Funds at P.O. Box 173655, Denver, Colorado 80217-3655, execution of a subsequent proxy card, or oral revocation at the Meeting) at any time before it is exercised.

     ALL COSTS OF PRINTING AND MAILING PROXY MATERIALS AND THE COSTS AND EXPENSES OF HOLDING THE MEETING AND SOLICITING PROXIES, INCLUDING ANY AMOUNT PAID TO SCC, WILL BE PAID BY FOUNDERS AND MELLON, AND NOT BY THE FUNDS OR THEIR SHAREHOLDERS.

     Without notice other than announcement at the Meeting, the presiding officer may seek one or more adjournments of the Meeting to

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
solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to elect the specified number of directors and approve Proposal 1. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or both of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

            PROPOSAL 1: APPROVAL OF THE PROPOSED ADVISORY AGREEMENT
                      BETWEEN THE COMPANY AND NEW FOUNDERS

BACKGROUND

THE MERGER. Under an Agreement and Plan of Reorganization (the "Merger Agreement"), dated December 11, 1997, by and among Mellon, New Founders, Founders, and Bjorn K. Borgen, Founders has agreed to merge (the "Merger") into New Founders, a newly-created subsidiary of Mellon. The shareholders of Founders will receive a total of $270 million from Mellon in consideration for their Founders shares. Following the Merger, the separate existence of Founders will cease, and New Founders will assume all of its assets, liabilities, business, personnel and operations. New Founders will be headquartered at Founders' current offices at 2930 East Third Avenue, Denver, Colorado 80206.

     MELLON. Mellon is a subsidiary of Mellon Bank Corporation ("MBC"), a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon and MBC are located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258. MBC provides a comprehensive range of financial products and services in domestic and selected international markets. MBC's banking subsidiaries are located in Pennsylvania, Massachusetts, Delaware, Maryland, and New Jersey, while other subsidiaries are located in key business centers throughout the United States and abroad. MBC currently ranks among the nation's largest bank holding companies based on market capitalization.

     MBC's principal wholly-owned subsidiaries are Mellon, The Boston Company, Inc., Mellon Bank (DE)

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
National Association, Mellon Bank (MD) National Association, and a number of companies known as Mellon Financial Services Corporation. MBC also owns a federal savings bank headquartered in Pennsylvania, Mellon Bank, F.S.B. The Dreyfus Corporation ("Dreyfus"), one of the nation's largest mutual fund companies, is a wholly-owned subsidiary of Mellon. MBC's banking subsidiaries engage in retail financial services, commercial banking, trust and investment management services, residential real estate loan financing, mortgage servicing, equipment leasing, mutual fund activities and various securities-related activities. Through its subsidiaries, MBC managed more than $299 billion in assets as of September 30, 1997, including approximately $102 billion in proprietary mutual fund assets. As of September 30, 1997, various subsidiaries of MBC provided non-investment services, such as custodial or administration services, for approximately $1.488 trillion in assets, including $60 billion in mutual fund assets.

     Based on Securities and Exchange Commission ("SEC") filings, MBC has informed the Company that it is not aware of any persons who, as of September 30, 1997, either individually or as a group, beneficially owned more than 10% of the outstanding shares of MBC's voting securities.

     NEW FOUNDERS. New Founders was organized as a Delaware limited liability company on November 26, 1997. The management board of New Founders currently consists of: Christopher M. Condron, Chairman, who is also Vice Chairman of MBC and President, Chief Executive Officer and Chief Operating Officer of Dreyfus, 200 Park Avenue, New York, New York 10166; Jonathan F. Zeschin, currently President and Chief Operating Officer of Founders, 2930 East Third Avenue, Denver, Colorado 80206; Gregory P. Contillo, currently Senior Vice President-Institutional Marketing of Founders; Stephen E. Canter, Vice Chairman and Chief Investment Officer of Dreyfus; and Lawrence S. Kash, Vice Chairman-Distribution of Dreyfus. Mr. Zeschin also is the Chief Executive Officer of New Founders, and Mr. Contillo also is the Senior Vice President-Institutional Marketing of New Founders. Two additional members will be added to the management board of New Founders, one qualified person from each of New Founders and another Mellon affiliate.

     REASON FOR SHAREHOLDER VOTE. As discussed in greater detail below under "Current and Proposed Advisory Agreements," Founders serves as investment adviser to the Funds pursuant to three Current Advisory Agreements. As required by the Investment Company Act of 1940, as amended (the "Act"), each

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
Current Advisory Agreement provides for its automatic termination upon its "assignment." The Merger, when consummated, would give rise to an "assignment" of each Current Advisory Agreement within the meaning of the Act. As a result, the shareholders of each Fund must approve a new investment advisory agreement between the Company and New Founders (the "Proposed Advisory Agreement"). Approval of this agreement by the shareholders of each Fund is a condition to the consummation of the Merger.

     The closing of the Merger and, thus, the termination of the Current Advisory Agreements, currently are scheduled to occur in the first quarter of 1998. The precise date on which the assignment of each Current Advisory Agreement will occur, if at all, cannot now be determined. The Merger Agreement may be terminated upon certain events, and may be terminated by either party if the transactions thereunder have not been consummated on or before June 30, 1998.

     In order to provide for the continuation of investment management services to the Funds following the Merger, the Company's Board of Directors is proposing that the shareholders of each Fund approve the Proposed Advisory Agreement, which would become effective upon consummation of the Merger. A description of the Proposed Advisory Agreement and the services to be provided by New Founders are set forth below under "Current and Proposed Advisory Agreements." A copy of the Proposed Advisory Agreement is attached to this Proxy Statement as EXHIBIT
A. The Proposed Advisory Agreement is substantially identical to the Current Advisory Agreements, except as discussed below. FOR EACH FUND, THE FEES CHARGED FOR INVESTMENT ADVISORY SERVICES WILL REMAIN THE SAME.

     As described in greater detail under "Evaluation of the Board of Directors" below, in connection with each Fund's approval of the Proposed Advisory Agreement, the Company's Board of Directors considered that the Merger is not expected to result in any change in (a) the Fund's investment objective or policies, (b) the investment management or operation of the Fund, (c) the investment personnel managing the Fund, or (d) the shareholder services or other business activities of the Fund. The business, assets, liabilities, personnel and operations of Founders will be transferred to New Founders. Mellon and Founders have advised the Board that, in their collective judgment, this transfer should not have any material adverse effect on the Funds' ongoing operations or on the nature, extent or quality of services provided to the Funds, or increase the cost to the Funds of such services.

     At a meeting held on November 18, 1997, the Company's Board of

Directors, including all of the Board members who are not "interested persons," as defined in the Act, of any party to the Proposed Advisory Agreement (the "Independent Directors"), approved the Proposed Advisory Agreement and voted to recommend that the shareholders of each Fund also approve the agreement.

FOUNDERS

Founders, located at 2930 East Third Avenue, Denver, Colorado 80206, was organized in 1938 and was reincorporated in Delaware in 1970. Founders serves as investment adviser, distributor, accounting and administrative services agent, and shareholder servicing agent for the Funds. In addition, Founders serves as investment adviser or sub-adviser to various other mutual funds and private accounts. Founders' Chairman, Chief Executive Officer, Chief Investment Officer and sole director is Bjorn K. Borgen. Mr. Borgen's address is 2930 East Third Avenue, Denver, Colorado 80206. He also is President and a Director of the Company. Since Mr. Borgen owns 100% of Founders' voting stock, he has an interest in the transactions between the Company and Founders.

     The approximate net assets of each Fund as of September 30, 1997, and the investment advisory fee payable by it to Founders (as a percentage of average daily net assets), are listed on EXHIBIT B. During the fiscal year ended December 31, 1996, the gross investment advisory fees paid by the Funds were as follows:

     Discovery Fund                  $2,405,895
     Passport Fund                   $1,343,963
     Frontier Fund                   $3,298,000
     Special Fund                    $2,839,655
     International Equity Fund       $   68,791
     Worldwide Growth Fund           $3,022,945
     Growth Fund                     $5,728,768
     Blue Chip Fund                  $2,891,784
     Balanced Fund                   $1,538,236
     Government Securities Fund      $  116,875
     Money Market Fund               $  757,666

In addition, EXHIBIT B sets forth the approximate net assets, as of September 30, 1997, and the investment advisory fees payable to Founders by the various other mutual funds for which it acts as a sub-adviser.

     Pursuant to Distribution Plans adopted by Discovery Fund, Passport Fund, Frontier Fund, Special Fund, International Equity Fund, Worldwide Growth Fund, Growth Fund, Blue Chip Fund, Balanced Fund, and Government Securities Fund (the "12b-1 Funds"), the 12b-1 Funds pay for distribution and related services at an annual rate of up to 0.25% of each Fund's average daily net assets. These fees may be used to pay directly, or to reimburse Founders for paying, expenses in connection with distribution of the

12b-1 Funds' shares and related activities. During the fiscal year ended December 31, 1996, the amounts paid by the 12b-1 Funds to reimburse Founders for such expenditures were as follows:

     Discovery Fund                       $  605,794
     Passport Fund                        $  335,991
     Frontier Fund                        $  874,375
     Special Fund                         $  933,805
     International Equity Fund            $   17,198
     Worldwide Growth Fund                $  788,963
     Growth Fund                          $2,020,680
     Blue Chip Fund                       $1,154,534
     Balanced Fund                        $  598,070
     Government Securities Fund           $   10,603

     These 12b-1 plans will continue following the Merger, although such reimbursements will be made to the Funds' new distributor, rather than to Founders, as discussed below under "Information About the Funds' Distributor."

     Founders performs administrative, accounting, and recordkeeping services for the Funds pursuant to a Fund Accounting and Administrative Services Agreement. During the fiscal year ended December 31, 1996, Founders received Fund accounting and administrative services fees of $823,796. New Founders will continue to provide these services to the Funds following the Merger.

     Pursuant to a Shareholder Services Agreement, Founders performs certain telephone, retirement plan, quality control, personnel training, shareholder inquiry, shareholder account, and other shareholder-related and transfer agent services for the Funds. The Funds pay to Founders a prorated monthly fee for such services equal on an annual basis to $26 for each shareholder account of the Funds considered to be an open account at any time during the applicable month. The fee provides for the payment not only for services rendered and facilities furnished by Founders pursuant to the agreement, but also for services rendered and facilities furnished by Investors Fiduciary Trust Company ("IFTC") and DST Systems, Inc. ("DST") in performing transfer agent services and in providing hardware and software system capabilities on behalf of the Funds. In addition to the per account fee, Founders, IFTC, and DST are reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services. During the fiscal year ended December 31, 1996, Founders received shareholder services fees of $3,374,390, of which $1,321,416 was paid to IFTC and DST. New Founders will continue to be responsible for providing these services to the Funds following the Merger.

     The staff of the Securities and Exchange Commission has been conducting an investigation concerning possible violations of the federal securities laws in connection with brokerage transactions Founders effected for certain of its private account clients during the period 1992 through mid-1995. The Commission has not yet made any determination as to whether any violations have occurred and, if so, whether any action is appropriate. Founders currently is engaged in discussions with the staff concerning the staff's possible recommendations to the Commission.

INFORMATION ABOUT THE FUNDS' DISTRIBUTOR

Founders currently acts as the exclusive distributor (underwriter) of each Fund's shares pursuant to an Underwriting Agreement. Each Fund currently sells shares on a continuous basis through Founders as agent. Founders is required to use its best efforts to promote the sale of shares of the Funds, but is not obligated to sell any specific number of shares. Founders does not receive any compensation for its services rendered pursuant to the Underwriting Agreement.

     To comply with various bank regulatory requirements applicable as a result of the Merger, effective upon the consummation of the Merger, Premier Mutual Fund Services, Inc., located at 60 State Street, Suite 1300, Boston, Massachusetts 02109, will serve as each Fund's distributor (the "New Distributor"). The New Distributor is a subsidiary of Boston Institutional Group, Inc., which provides mutual fund distribution, administration and other financial services. Each Fund will sell its shares on a continuous basis through the New Distributor as agent. The New Distributor will be required to use its best efforts to promote the sale of shares of the Funds, but will not be obligated to sell any specific number of shares. THE FEE PAYABLE TO THE NEW DISTRIBUTOR WILL BE PAID BY NEW FOUNDERS, NOT BY THE FUNDS. THEREFORE, THE FUNDS WILL CONTINUE TO RECEIVE DISTRIBUTION SERVICES FREE OF CHARGE FOLLOWING THE MERGER. See also "Evaluation of the Board of Directors."

CURRENT AND PROPOSED ADVISORY AGREEMENTS

THE CURRENT ADVISORY AGREEMENTS. Founders serves as investment adviser to the Funds pursuant to three investment advisory agreements: an Investment Advisory Agreement dated August 27, 1993, as amended August 25, 1995, with respect to the Founders Discovery Fund, Founders Passport Fund, Founders Frontier Fund, Founders Special Fund, Founders International Equity Fund, Founders Worldwide Growth Fund, Founders Growth Fund, Founders Blue Chip Fund, and Founders Balanced Fund; an Amended and Restated Investment Advisory Agreement dated September 29, 1988 with respect to the Founders Government Securities Fund; and an Investment Advisory Agreement dated November 30, 1987 with respect to the Founders Money Market Fund (collectively, the "Current Advisory Agreements" and, individually, a "Current Advisory Agreement").

     The Current Advisory Agreement covering the Discovery, Frontier, Special, Worldwide Growth, Growth, Blue Chip, and Balanced Funds was approved by the shareholders of each respective Fund at shareholders' meetings of the Funds held on December 15, 1992. Amendments to this Current Advisory Agreement adding the Passport and International Equity Funds were approved by Founders, as the then sole shareholder of the respective Funds, prior to their commencement of operations. The Current Advisory Agreements covering the Government Securities and Money Market Funds were approved by the shareholders of each respective Fund at shareholders' meetings held on September 29, 1988 and November 17, 1987, respectively. The Current Advisory Agreements were last renewed by the Company's Board of Directors, including all of the Independent Directors, on May 30, 1997 for a one-year period ending May 31, 1998, and will continue from year to year thereafter either by the vote of a majority of the entire Board of Directors or by the vote of a majority of the outstanding voting securities of each Fund, and in either case, after approval by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval.

     Under the Current Advisory Agreements, Founders is required to furnish investment management and certain administrative services to the Funds, subject to the overall supervision of the Board of Directors of the Company. In addition, Founders is required to provide office space and facilities for the Funds and pay the salaries, fees and expenses of all officers and other employees connected with the operation of the Funds. As compensation for Founders' services, each Fund has agreed to pay Founders a monthly fee as set forth on EXHIBIT B. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders.

     The Funds pay all of their expenses not assumed by Founders, including fees to directors not affiliated with Founders and expenses of all members of the Board of Directors, of advisory boards or of committees of the Board of Directors; compensation of the Funds' custodian, transfer agent and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the Act; expenses of computing the Funds' daily per share net asset value; legal and auditing expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); cost of stock certificates; fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses (including typesetting) and printing and distribution thereof to existing shareholders; expenses of local representation in Maryland; and expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Company also has the obligation for expenses, if any, it incurs in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its officers and directors with respect thereto. Certain expenses of the Founders International Equity and Government Securities Funds are being reimbursed or waived voluntarily by Founders pursuant to commitments to those Funds.

     The Current Advisory Agreements provide that the Company will pay the expenses for the computer equipment and programs required to manage its corporate affairs, conduct its business, and maintain its books and records. However, pursuant to a commitment to the Company, Founders has paid these expenses.

     The Current Advisory Agreements may be terminated as to any Fund without penalty at any time by the Board of Directors of the Company or by vote of a majority of the outstanding securities of the Fund on 60 days' written notice to Founders, or by Founders on 60 days' written notice to the Company. As discussed above, each Current Advisory Agreement will terminate automatically if it is assigned, as that term is defined in the Act. The Current Advisory Agreements provide that each Fund may use the word "Founders" in its name and business only as long as the agreement remains in effect. Finally, the Current Advisory Agreements provide that Founders shall not be subject to any liability in connection with matters to which the agreements relate in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     THE PROPOSED ADVISORY AGREEMENT. The Proposed Advisory Agreement is substantially identical to the Current Advisory Agreements, except as follows:

      o   The investment adviser is New Founders rather than Founders.

      o   The Proposed Advisory Agreement covers all Funds in a single document.

      o The Proposed Advisory Agreement requires New Founders, rather than the Funds, to pay the expenses for the computer equipment and programs required to manage the Company's corporate affairs, conduct its business, and maintain its books and records. In the past, these expenses had been paid voluntarily by Founders.

      o   The execution, effectiveness and termination dates are different.

     The following summary of the Proposed Advisory Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as EXHIBIT A.

     Under the Proposed Advisory Agreement, upon consummation of the Merger, New Founders will be required to furnish investment management and administrative services to the Funds, subject to the overall supervision of the Board of Directors of the Company. In addition, New Founders will be required to provide office space and facilities for the Funds (including computer equipment and programs), and pay the salaries, fees and expenses of all officers and other employees connected with the operation of the Funds.

     The Funds will pay all of their expenses not assumed by New Founders, including all of the expenses paid under the Current Advisory Agreements, discussed above. Certain expenses of the Founders International Equity and Government Securities Funds will continue to be reimbursed or waived voluntarily by New Founders for at least three years following the Merger, unless the Board of Directors of the Company otherwise agrees.

     As compensation for New Founders' services, each Fund has agreed to pay New Founders an annual fee (paid monthly) as set forth on Appendix 1 to EXHIBIT A. FOR EACH FUND, THE RATE USED TO DETERMINE FEES PAYABLE BY IT PURSUANT TO THE PROPOSED ADVISORY AGREEMENT IS IDENTICAL TO THE RATE IN THE CURRENT ADVISORY AGREEMENTS. All fees and expenses will be accrued daily and deducted before declaration of dividends to shareholders.

     For each Fund, the Proposed Advisory Agreement will have an initial term expiring on May 31, 1999, and will continue from year to year thereafter provided that such continuance is approved either by the vote of a majority of the entire Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund, and in either case, after approval by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

     The Proposed Advisory Agreement may be terminated as to any Fund without penalty at any time by the Board of Directors of the Company or by vote of a majority of the outstanding securities of the Fund on 60 days' written notice to New Founders, or by New Founders on 60 days' written notice to the Company. The Proposed Advisory Agreement will terminate automatically if it is assigned, as that term is defined in the Act. The Proposed Advisory Agreement provides that each Fund may use the word "Founders" in its name and business only as long as the agreement remains in effect. Finally, the Proposed Advisory Agreement provides that New Founders shall not be subject to any liability in connection with matters to which the agreement relates in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

EVALUATION OF THE BOARD OF DIRECTORS

At special meetings of the Independent Directors and of the Board held on October 22 and November 18, 1997, at each of which all of the Independent Directors were in attendance, the Directors evaluated the Proposed Advisory Agreement. The Independent Directors were assisted by their own independent counsel throughout the process of determining whether to approve the Proposed Advisory Agreement.

     Prior to and during the meetings, the Independent Directors requested and received extensive information and documents that they deemed necessary to enable them to determine whether the Proposed Advisory Agreement is in the best interests of the Funds and their shareholders. At the meetings, the Independent Directors reviewed materials furnished by Fund management, Founders and Mellon and met with representatives of Founders and Mellon. The Board considered the nature, quality and extent of services provided by Founders, and those expected to be provided by New Founders, to the Funds.

     SIGNIFICANT FACTORS. In evaluating the effects of the Merger and the Proposed Advisory Agreement, the Independent Directors considered the following factors, discussed in more detail below, to be most significant: (a) after the Merger New Founders is expected to provide, and has represented that it will provide, to the Funds and their shareholders investment advisory and other services of at least the same nature, quality and extent as before the Merger, without any increases in New Founders' fees or in the costs over which New Founders has direct control (unless the Board gives its prior consent), and without any "unfair burdens" (as defined below), for three years following the Merger; (b) after the Merger, senior members of the Founders management team and other key Founders employees will continue to be responsible for managing the day-to-day affairs of the Funds, including investment management, as employees of New Founders under written employment agreements; and (c) Mellon has the financial resources and investment management experience to conduct the business of New Founders after the Merger in the same manner as the business of Founders is currently conducted, and potentially to enhance the nature, quality and extent of services provided to the Funds and their shareholders.

     In evaluating the above-described factors, the Independent Directors requested and received written representations from Mellon as further explained below. (See "Representations by Mellon.")

     SERVICES, FEES AND EXPENSES. As noted above, the Board discussed and reviewed the terms and provisions of the Proposed Advisory Agreement and the services to be provided by New Founders. The Board specifically noted that the Proposed Agreement obligates New Founders to pay the expenses for the computer equipment and programs required to manage the Company's corporate affairs, conduct its business, and maintain its books and records. These expenses previously were the obligation of the Company, although they have been paid voluntarily by Founders. The Board also noted that the terms of the Proposed Advisory Agreement are the same, in all material respects, as the terms of the Current Advisory Agreements, except for the foregoing change and the fact that the investment adviser is New Founders rather than Founders, the Proposed Advisory Agreement covers all of the Funds, and its execution, effectiveness and termination dates are different. Specifically, the Board noted that the services to be provided by New Founders, and the fees and other expenses payable by each Fund, under the Proposed Advisory Agreement are identical to the services provided and the fees and expenses presently in effect under the Current Advisory Agreements.

     FUND OBJECTIVES AND CONTINUATION OF FOUNDERS EMPLOYEES. In connection with each Fund's approval of the Proposed Advisory Agreement, as described above, the Company's Board of Directors considered that the terms of the Merger do not require any change in the Fund's investment objective or policies, the investment management or operation of the Fund, the portfolio manager managing the Fund, or the other business activities of the Fund. Mellon and Founders have informed the Company's Board of Directors that the Merger is not expected to result in any such change, although no assurance can be given that such a change will not occur. Mellon and Founders also have advised that, at present, neither plans nor proposes to make any material changes in the business or composition of senior management or personnel of Founders, or in the manner in which Founders renders investment advisory services to each Fund, other than transferring such business, personnel and services to New Founders. Bjorn K. Borgen, who is currently Founders' Chairman, Chief Executive Officer, Chief Investment Officer and sole director, has agreed to serve as a consultant to Dreyfus pursuant to a three-year agreement following the Merger and, if elected at the Meeting, as a Director of the Company following completion of the Merger. If, after the Merger, changes in New Founders are proposed that might materially affect its services to a Fund, the Company's Board of Directors will consider the effect of those changes and take such action as it deems advisable under the circumstances.

     MELLON RESOURCES AND EXPERIENCE. As described above, the Board also took note of the substantial resources of Mellon and its affiliated companies, including its reputation, experience, personnel, and financial condition. The Board considered the statements made by representatives of Founders and Mellon that the investment advisory and other services provided to the Funds and their shareholders would not be adversely affected by the Merger and could be enhanced by the resources of Mellon, although there was no assurance of the Funds or their shareholders obtaining any particular additional benefits.

     In addition to the factors discussed above, the Company's Board of Directors also evaluated the following additional factors, among others.

     BANK REGULATORY REQUIREMENTS. The Company's Board of Directors also considered the effect of interpretations of applicable law relating to the permissible activities of affiliates of a bank (including New Founders) upon the operations of New Founders and the Funds, including the following:

     (i) New Founders will not be permitted to act as the Funds' distributor (see "Information about the Funds' Distributor");

     (ii) no director, officer or employee of Mellon, New Founders or certain other Mellon affiliates can serve as a Director, officer or employee of the Company; and

     (iii) New Founders will be subject to bank regulatory requirements, designed to avoid confusion between Fund shares and bank products in marketing mutual funds.

     Mellon and Founders have advised the Company's Board of Directors that, in their collective judgment, the resulting changes in operations should not have any material adverse effect on the Funds' ongoing operations or on the extent or quality of services provided to the Funds, or increase the cost to the Funds or shareholders of such services. The Board also met with representatives of the New Distributor and considered in detail its qualifications prior to approving the underwriting agreement with the New Distributor.

     LEGAL COMPLIANCE. Mellon has informed the Company that it will comply with
Section 15(f) of the Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of the new or old investment adviser. The Board you are being asked to elect in Proposal No. 2 below DOES NOT meet this 75% requirement. Nevertheless, as more fully described below under Proposal No. 2, the composition of the Board, on or prior to the date the Merger is effected, WILL COMPLY with the 75% requirement.

     Second, an "unfair burden" must not be imposed on the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the transaction whereby the new or old investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide compensation as principal underwriter for such investment company). Founders, after due inquiry, is not aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on any Fund as a result of the Merger. In addition, both Founders and Mr. Borgen have represented to the Board in writing at its request that, either before or for a period of three years after the Merger, they will not take any action that would have the effect of imposing any "unfair burden" on any Fund. Mellon also has represented to the Board in writing at its request that, either before or for a period of three years after the Merger, neither it nor New Founders will take any action that would have the effect of imposing an "unfair burden" on any Fund.

     In addition, the Board noted that Founders and Mellon have undertaken to pay all costs and expenses incurred by each Fund associated with the Merger, including the costs of the Meeting.

     REPRESENTATIONS BY MELLON.

The Board also considered several representations, some of which are discussed above, made at its request by Mellon in writing including, among others, the following: (a) Mellon has no present intention to relocate New Founders from the greater Denver, Colorado area, and has committed not to do so for a period of five years after the Merger; (b) Mellon has no present intention to increase any fees charged to the Funds or their shareholders for services provided by New Founders, or any costs charged to the Fund or shareholders over which New Founders has direct control, unless the Board gives its prior consent to the increase, and has committed not to increase such fees or expenses without such consent for a period of three years following the Merger; (c) Mellon has no present intention to take any action in connection with the operation of New Founders that results in the diminishment of the type, quantity or quality of services currently provided by Founders to the Funds or to the shareholders or that results in a material adverse effect to the Funds or the shareholders, and has committed not to do so for a period of three years following the Merger; and (d) Mellon will require members of Founders' senior management team and several other key employees to sign employment agreements prior to completion of the Merger. The senior employees who have entered into such agreements as of the date of this proxy statement include, among others, Jonathan F. Zeschin, President and Chief Operating Officer of Founders; portfolio managers Robert T. Ammann, Michael W. Gerding, Michael K. Haines, Edward F. Keely, Brian F. Kelly and Douglas A. Loeffler; and Gregory P. Contillo, Senior Vice President and head of institutional marketing of Founders.

     OTHER FACTORS. The Board also considered the benefits derived by Founders, and those expected to be derived by New Founders, as a result of their relationships with the Funds. These benefits include the ability to execute transactions with brokerage firms that provide research services and products that assist the adviser in the investment decision-making process, subject to the policy of seeking best execution of orders at the most favorable prices. Such services and products permit the adviser to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Research services and products may be useful to the adviser in providing investment advice to any of the Funds or other clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

     Based upon the Directors' review and the evaluation of the materials they received, and in consideration of all factors deemed relevant to them, the Directors determined that the Proposed Advisory Agreement is fair, reasonable and in the best interests of the Funds and their shareholders. ACCORDINGLY, AT A MEETING HELD ON NOVEMBER 18, 1997, THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, APPROVED THE PROPOSED ADVISORY AGREEMENT AND VOTED TO RECOMMEND THAT ALL OF THE FUNDS' SHAREHOLDERS VOTE TO APPROVE THE AGREEMENT.

     If the shareholders of each Fund approve the Proposed Advisory Agreement, it will be executed and become effective upon the closing of the Merger. If the conditions to the Merger are not met or waived, or if the Merger Agreement is terminated, the Merger will not be consummated and the Current Advisory Agreements will remain in effect. In the event that the Proposed Advisory Agreement is not approved by one or more Funds, and the Merger nevertheless is consummated, the Proposed Advisory Agreement will be approved as to the Funds whose shareholders voted in favor of the Proposed Advisory Agreement, and the Board will take such further action with respect to the Fund(s) whose shareholders did not approve the agreement as it may deem to be in the best interests of such shareholders.

VOTE REQUIRED

As provided under the Act, approval of the Proposed Advisory Agreement as to each Fund will require the affirmative vote of a majority of the outstanding shares of the Fund voting separately as a class. Such a majority is defined in the Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund.

     THE DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT ALL OF THE FUNDS' SHAREHOLDERS VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT BETWEEN THE COMPANY AND NEW FOUNDERS.

                PROPOSAL 2: ELECTION OF DIRECTORS OF THE COMPANY

The Company currently has seven Directors. Vacancies on the Board generally are filled by appointment by the remaining Directors. However, the Act provides that vacancies may not be filled by Directors unless thereafter at least two-thirds of the Directors shall have been elected by shareholders. To enable the requirement to be met in the future without the necessity of calling additional shareholder meetings, shareholders are being asked at this Meeting to elect the current seven Directors to hold office until the next meeting of shareholders or until their successors are elected and qualified. Under the provisions of the Company's By-Laws, as permitted by Maryland law, the Company does not anticipate holding annual shareholder meetings. Thus, the Directors will be elected for indefinite terms.

     Five of the Directors are "Independent Directors," i.e., Directors who are not "interested persons" of Founders or the Company, as that term is defined in the Act. The nominees for election as Directors have been proposed by the Directors now serving or, in the case of nominees for positions as Independent Directors, by the Independent Directors now serving.

     All of the nominees have consented to being named in this Proxy Statement and to serve, if elected and, except as noted below, no circumstances now known will prevent any of the nominees from serving. If any nominee should become unable to serve, the proxy will be voted for a substitute nominee proposed by the present Directors or, in the case of an Independent Director nominee, by the Independent Directors.

     Set forth below is information concerning the nominees for Directors to be elected at this Meeting:

                                                                               NUMBER OF FUND SHARES
                                       POSITION WITH THE COMPANY,   DIRECTOR    BENEFICIALLY OWNED
                                        PRINCIPAL OCCUPATION AND     OF THE         DIRECTLY OR
                                           BUSINESS EXPERIENCE      COMPANY    INDIRECTLY ON RECORD
            NAME AND AGE                (DURING PAST FIVE YEARS)     SINCE            DATE(1)
-------------------------------------  ---------------------------  --------   ---------------------
Jay A. Precourt (2),(3)                Chairman of the Board of       1983                 3,891.253
Age 60                                 the Company. President,                           (Discovery)
                                       Chief Executive Officer,                           18,599.711
                                       Vice Chairman and Director,                (Worldwide Growth)
                                       Tejas Gas Corporation,                              2,339.169
                                       Houston, Texas; Director of                          (Growth)
                                       Dresser Industries Inc.,                           78,863.360
                                       Dallas, Texas, and of                          (Money Market)
                                       Timken Company, Canton, Ohio.

                                                                               NUMBER OF FUND SHARES
                                       POSITION, WITH THE COMPANY,  DIRECTOR    BENEFICIALLY OWNED
                                        PRINCIPAL OCCUPATION AND     OF THE         DIRECTLY OR
                                           BUSINESS EXPERIENCE      COMPANY    INDIRECTLY ON RECORD
            NAME AND AGE                (DURING PAST FIVE YEARS)     SINCE            DATE(1)
-------------------------------------  ---------------------------  --------   ---------------------
William H. Baughn (2), (3), (4)        Director of the Company.       1969                 8,477.744
Age 79                                 President Emeritus,                                 (Special)
                                       University of Colorado.                             5,098.683
                                       Dean Emeritus, Graduate                              (Growth)
                                       School of Business,                                16,745.190
                                       University of Colorado.                        (Money Market)

Bjorn K. Borgen* (2) (5)               President and Director of      1970                41,498.795
Age 60                                 the Company. Chairman,                            (Discovery)
                                       Chief Executive Officer,                          128,151.588
                                       Chief Investment Officer,                   (Passport-1.4% of
                                       Secretary, and Director of                              Fund)
                                       Founders.                                          20,008.836
                                                                                          (Frontier)
                                                                                          57,236.315
                                                                                           (Special)
                                                                                          25,000.000
                                                                               (Intl. Equity-2.2% of
                                                                                               Fund)
                                                                                          39,227.198
                                                                                  (Worldwide Growth)
                                                                                         153,094.219
                                                                                            (Growth)
                                                                                          46,647.815
                                                                                         (Blue Chip)
                                                                                           6,433.749
                                                                                          (Balanced)
                                                                                          66,526.360
                                                                                      (Money Market)

Alan S. Danson (4)                     Director of the Company.       1991                44,296.940
Age 58                                 Independent financial                          (Money Market)
                                       consultant. Senior Vice
                                       President, OptiMark
                                       Technologies, Inc.
                                       (computerized securities
                                       trading services), and
                                       President, D.H. Management,
                                       Inc. (general partner of
                                       limited partnership with
                                       technology company
                                       holdings). From March 1,
                                       1992 to June 30, 1993, Mr.
                                       Danson was President and
                                       Chief Executive Officer of
                                       ACCI Securities, Inc., a
                                       wholly-owned subsidiary of
                                       Acciones y Valores de Mex-
                                       ico, S.A. de C.V., a
                                       Mexican brokerage firm,
                                       after having previously
                                       served as Director of
                                       International Relations of
                                       that firm from March 1,
                                       1990 to February 28, 1992.

                                       27

                                                                               NUMBER OF FUND SHARES
                                       POSITION WITH THE COMPANY,   DIRECTOR    BENEFICIALLY OWNED
                                        PRINCIPAL OCCUPATION AND     OF THE         DIRECTLY OR
                                           BUSINESS EXPERIENCE      COMPANY    INDIRECTLY ON RECORD
            NAME AND AGE                (DURING PAST FIVE YEARS)     SINCE            DATE(1)
-------------------------------------  ---------------------------  --------   ---------------------
Trygve E. Myhren (3)                   Director of the Company.       1996                 6,893.385
Age 61                                 President, Myhren Media,                           (Passport)
                                       Inc., Denver, Colorado, a                          10,222.326
                                       firm that invests in and                        (Intl. Equity)
                                       advises media and
                                       communications companies.
                                       Director, Advanced
                                       Marketing Services, La
                                       Jolla, California;
                                       Director, Peapod, Inc.,
                                       Evanston, Illinois;
                                       Director, J.D. Edwards,
                                       Denver, Colorado. Formerly,
                                       President of The Providence
                                       Journal Company, a
                                       diversified media and com-
                                       munications company, Provi-
                                       dence, Rhode Island, from
                                       1990 to 1996; Chairman and
                                       Chief Executive Officer of
                                       American Television and
                                       Communications Corporation,
                                       a cable television company,
                                       Denver, Colorado, from 1981
                                       to 1988.

Eugene H. Vaughan, Jr.                 Vice Chairman of the Board     1970                 9,338.684
(4)                                    and Director of the                                  (Growth)
Age 64                                 Company. President and                                224.408
                                       Chief Executive Officer,                          (Blue Chip)
                                       Vaughan, Nelson,                                3,879,554.630
                                       Scarborough & McCullough,               (Money Market-3.6% of
                                       L.P., an investment                                     Fund)
                                       counseling firm, Houston,
                                       Texas. Founding Chairman
                                       and Governor, Association
                                       for Investment Management
                                       and Research; Past Chairman
                                       and Trustee, Institute of
                                       Chartered Financial
                                       Analysts; Past Chairman and
                                       Director, Financial
                                       Analysts Federation.

                                                                               NUMBER OF FUND SHARES
                                       POSITION WITH THE COMPANY,   DIRECTOR    BENEFICIALLY OWNED
                                        PRINCIPAL OCCUPATION AND     OF THE         DIRECTLY OR
                                           BUSINESS EXPERIENCE      COMPANY    INDIRECTLY ON RECORD
            NAME AND AGE                (DURING PAST FIVE YEARS)     SINCE            DATE(1)
-------------------------------------  ---------------------------  --------   ---------------------
Jonathan F. Zeschin*                   Director of the Company.       1995                 4,543.752
Age 44                                 President and Chief                               (Discovery)
                                       Operating Officer of                               14,740.849
                                       Founders. Formerly, ex-                            (Passport)
                                       ecutive vice president of                          18,484.320
                                       INVESCO Funds Group, Inc.,              (Intl. Equity-1.6% of
                                       Denver, Colorado, from                                   Fund
                                       October 1993 to April 15,                           2,167.359
                                       1995; prior thereto                        (Worldwide Growth)
                                       (January 1992 to October                           10,223.593
                                       1993) senior vice president                          (Growth)
                                       of INVESCO Funds Group,                            19,416.652
                                       Inc.; trust officer of                             (Balanced)
                                       INVESCO Trust Company from                        103,797.650
                                       January 1993 to April 15,                      (Money Market)
                                       1995; senior vice president
                                       and director of marketing
                                       of SteinRoe & Farnham,
                                       Inc., Chicago, Illinois,
                                       from January 1987 to
                                       December 1991.

All Directors and officers
  of the Company as a group                                                               53,094.604
                                                                                         (Discovery)
                                                                                         153,968.969
                                                                                   (Passport-1.7% of
                                                                                               Fund)
                                                                                          21,985.407
                                                                                          (Frontier)
                                                                                          68,598.529
                                                                                           (Special)
                                                                                          55,635.690
                                                                               (Intl. Equity-4.8% of
                                                                                               Fund)
                                                                                          62,357.623
                                                                                  (Worldwide Growth)
                                                                                         186,692.161
                                                                                            (Growth)
                                                                                          53,283.827
                                                                                         (Blue Chip)
                                                                                          33,115.120
                                                                                          (Balanced)
                                                                                             534.846
                                                                                  (Govt. Securities)
                                                                                       4,292,985.100
                                                                               (Money Market-4.0% of
                                                                                               Fund)

------------
(1) As interpreted by the Securities and Exchange Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security. Unless otherwise noted, all share amounts represented less than 1% of the respective Fund's outstanding shares.

(2) Member of Executive Committee.
(3) Member of Audit Committee.

(4) Member of Portfolio Transactions Committee.

 * Based on his affiliation with Founders, this individual is deemed to be an "interested person" of the Company as that term is defined in the Act.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(5) Share numbers include 22,846.117, 11,150.195, 39,227.198, 134,473.258,
    46,647.815 and 66,526.360 shares of the Passport, Frontier, Worldwide Growth, Growth, Blue Chip and Money Market Funds, respectively, held by the Borgen Family Foundation, a charitable foundation in which the Borgen family has no financial interest.

     As discussed above under Proposal No. 1, the terms of the Merger Agreement require that immediately before the Merger is effected, at least 75% of the members of the Board must be Independent Directors. As noted above, five of the current seven Directors (71.4%) are Independent Directors. Thus, the composition of the Board you are being asked to elect would not meet the 75% requirement. Accordingly, Mr. Zeschin has agreed to resign from the Board immediately prior to the consummation of the Merger so that the Board would be in compliance with the 75% requirement at the time the Merger is effected. (The Board would then be comprised of six Directors, five of whom (83.3%) would be Independent Directors, and one of whom, Mr. Borgen, would be an "interested" Director.) If the Merger is not consummated for any reason, Mr. Zeschin would not resign from the Board.

     The committees of the Board are the executive committee, audit committee, portfolio transactions committee and valuation committee. The Company also has a committee on directors, composed of all of the Independent Directors and chaired by Mr. Precourt, which serves as a nominating committee. So long as the Rule 12b-1 Distribution Plans of the 12b-1 Funds remain in effect, the selection and nomination of the Company's Independent Directors will be a matter left to the discretion of such Independent Directors. Except for certain powers that, under applicable law, may be exercised only by the full Board, the executive committee may exercise all powers and authority of the Board in the management of the business of the Company. The audit committee, consisting of three Independent Directors, meets periodically with the Company's independent accountants and the executive officers of the Company. This committee reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the Company's independent accountants and other matters. During the fiscal year ended December 31, 1996, the Board met four times, the audit committee met four times, and the portfolio transactions committee met two times. During such fiscal year, each director nominee attended 75% or more of the aggregate of the Board meetings and meetings of committees of the Board on which he served with the exception of Mr. Myhren, who missed one audit committee meeting.

     The following table sets forth, for the fiscal year ended December 31, 1996, the compensation paid by the Company to its Independent Directors for services rendered in their capacities as Directors of the Company. The Company has no plan or other arrangement pursuant to which any of the Company's Independent Directors receive pension or retirement benefits, with the exception of an arrangement with former Chairman and Director John K. Langum who, commencing September 1, 1997, receives a monthly payment from Founders. Therefore, none of the Company's Independent Directors has estimated annual benefits to be paid by the Company upon retirement.

                                          TOTAL COMPENSATION
                                             FROM COMPANY
                                           (11 FUNDS TOTAL)
NAME OF PERSON, POSITION (1)             PAID TO DIRECTORS (1)
-------------------------------------    ---------------------
John K. Langum, Former Chairman and            $ 43,000
  Director(2)
William H. Baughn, Director                    $ 32,000
Alan S. Danson, Director                       $ 29,000
Ranald H. Macdonald III, Director(3)           $ 18,000
Trygve E. Myhren, Director(4)                  $  7,000
Jay A. Precourt, Chairman and                  $ 30,000
  Director
Eugene H. Vaughan, Jr., Director               $ 30,000
                                               --------
TOTAL                                          $189,000
                                               ========
--------
(1) The Chairman of the Board, the Chairmen of the Company's Audit and Portfolio Transactions Committees, and the members of the Audit and Portfolio Transactions Committees each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors. The Funds are the only mutual funds distributed by Founders.

(2)  Dr. Langum retired from the Board effective August 31, 1997.

(3)  Mr. Macdonald died in 1996.

(4)  Mr. Myhren was elected to the Board of Directors in December 1996.

     The officers of the Company are: Bjorn K. Borgen, President (discussed above); David L. Ray (age 40), Vice President and Treasurer since 1990, who also is Vice President, Chief Financial Officer, Assistant Secretary, and Treasurer of Founders; Kenneth R. Christoffersen (age 42), Secretary since 1996, who also is Vice President and General Counsel of Founders, formerly, vice president and assistant general counsel (February 1993 to May 1996) of INVESCO Funds Group, Inc. and INVESCO Trust Company, Denver, Colorado, and attorney with the law firm of Davis, Graham & Stubbs, Denver, Colorado (August 1981 to February 1993); and Roberto Galindo, Jr. (age 37), Assistant Treasurer since 1996, who also is Assistant Vice President of Founders.

     If the Merger is consummated, to comply with applicable bank regulatory requirements, Messrs. Ray, Christoffersen and Galindo, each of whom will be an officer of New Founders, will resign as officers of the Company. In addition, Mr. Borgen will resign as President of the Company. Employees of the New Distributor will serve as Fund officers, although they will have no involvement in the investment management of the Funds. The Funds' current portfolio managers will remain the same.

VOTE REQUIRED

Each Director must be elected by a majority of the votes present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present. The shareholders of all of the Funds will vote together as a single class on the election of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUNDS' SHAREHOLDERS VOTE TO ELECT ALL OF THE NOMINEES LISTED ABOVE.

                                 OTHER BUSINESS

The management of the Company has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Funds, 2930 East Third Avenue, Denver, Colorado 80206. The Funds have not received any shareholder proposals to be presented at this Meeting.

                                         By Order of the Board of Directors

                                         /s/ Kenneth R. Christoffersen

                                         Kenneth R. Christoffersen
                                         Secretary
                                         December 30, 1997

              Supplement to Proxy Statement dated December 30, 1997

Description of Founders

The first paragraph of the description of Founders, which begins on page 14 of the Proxy Statement, should read as follows:

Founders, located at 2930 East Third Avenue, Denver, Colorado 80206, was organized in 1938 and was reincorporated in Delaware in 1970. Founders serves as investment adviser, distributor, accounting and administrative services agent, and shareholder servicing agent for the Funds. In addition, Founders serves as investment adviser or sub-adviser to various other mutual funds and private accounts. Founders' Chairman, Chief Executive Officer, Chief Investment Officer and sole director is Bjorn K. Borgen. Mr. Borgen's address is 2930 East Third Avenue, Denver, Colorado 80206. He also is President and a Director of the Company. Since Mr. Borgen owns 100% of Founders' voting stock, he has an interest in the transactions between the Company and Founders. In addition, several executive officers of Founders, including Jonathan F. Zeschin, President and Chief Operating Officer of Founders and a Director of the Company, hold options to purchase non-voting common stock of Founders aggregating, if fully exercised, 19% of Founders' total common stock (of which Mr. Zeschin holds options to purchase up to 7%), and therefore also have an interest in the transactions between the Company and Founders. It is anticipated that all such executives will exercise their options and become shareholders of Founders immediately prior to the Merger, and therefore will participate in the Merger. However, if the Merger does not occur for any reason, these options would not be exercised at this time. Following the Merger, a group of Founders executives and portfolio managers, including Mr. Zeschin, are expected to purchase up to an aggregate 10% equity interest in New Founders.

Independent Accountants

The following information should be added to page 32 of the Proxy Statement before the heading "Shareholder Proposals":

The Directors of the Company, including a majority of its Independent Directors, have selected Price Waterhouse LLP to serve as independent accountants of the Company for the fiscal year ended December 31, 1997. Upon the recommendation of the Audit Committee of the Board of Directors, the Directors had selected Price Waterhouse LLP as the Company's independent accountants for the fiscal year ended December 31, 1996, replacing the Company's prior independent accountants, Smith, Brock & Gwinn. The Company's relationship with Smith, Brock & Gwinn terminated on April 24, 1996 following that firm's completion of the audit of the Company's financial statements for the year ended December 31, 1995. Representatives of Price Waterhouse LLP are not expected to attend the Meeting, but will be available should any matter arise requiring their presence.

The Directors are scheduled to select the independent accountants of the Company for the fiscal year ending December 31, 1998 at their March 1998 Board meeting.

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

     This Investment Advisory Agreement is executed as of this __ day of __ , 1998, between FOUNDERS FUNDS, INC., a Maryland corporation (the "Company") on behalf of each of its series Funds listed on Appendix 1 to this Agreement, which Appendix 1 is incorporated into this Agreement by this reference (as to each series, the "Fund"), and FOUNDERS ASSET MANAGEMENT LLC, a Delaware limited liability company (the "Adviser").

     WHEREAS, the Company has been organized and operates as an investment company registered under the Investment Company Act of 1940 for the purpose of investing and reinvesting its assets in securities, as set forth in its Articles of Incorporation, its By-Laws and its Registration Statements under the Investment Company Act of 1940 and the Securities Act of 1933, all as heretofore amended and from time to time further amended and supplemented; and the Company on behalf of each Fund desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser and to have an investment adviser perform for it various management, statistical, research, investment advisory and other services; and,

     WHEREAS, the Adviser is engaged in the business of rendering management, investment advisory, counseling and supervisory services to investment companies and desires to provide these services to the Company.

     NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. EMPLOYMENT OF THE ADVISER. The Company hereby employs the Adviser to manage the investment and reinvestment of the assets of each Fund and to administer its affairs, consistent with the Fund's objectives, policies and restrictions, and subject to the overall supervision of the Board of Directors of the Company, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Company or any Fund in any way or otherwise be deemed an agent of the Company or any Fund.

     2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE ADVISER. In return for the compensation described in paragraph 4 hereof, the Adviser undertakes to provide the following services and to assume the following obligations:

     A. OFFICE SPACE, FURNISHINGS, FACILITIES, EQUIPMENT AND PERSONNEL. The Adviser shall furnish to the Company adequate office space, which may be space within the office of the Adviser or in such other place as may be agreed upon from time to time. The Adviser also shall furnish to the Company office furnishings, facilities and equipment, including computer equipment and programs, as may be reasonably required for managing the corporate affairs and conducting the business of the Company, including ordinary clerical, bookkeeping and administrative services, and maintenance of each Fund's books and records. The Adviser shall employ or provide and compensate the executive, secretarial and clerical personnel necessary to provide such services. The Adviser shall also compensate all officers and employees of the Company and, in addition to the services described in subparagraph D of this paragraph, shall permit officers and employees of the Adviser to serve as directors or officers of the Company, without compensation from the Company, if elected to such positions.

     B.  INVESTMENT ADVISORY SERVICES AND BROKERAGE ALLOCATION.

     (1) The Adviser shall recommend from time to time to the officers and directors of the Company a course of investment for each Fund's assets and portfolio, subject to and in accordance with the investment objectives and policies of the Fund and any directions which the Company's Board of Directors may issue from time to time. The Adviser's recommendations also shall include the manner in which the voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Subject to such objectives, policies and directions and subject to the overall supervision of the Board of Directors of the Company, the Adviser shall manage the investment and reinvestment of the assets of each Fund. The Adviser shall render such reports to the Company concerning the investment of each Fund's assets and portfolio as may be required by the Board of Directors of the Company.

     (2) Decisions with respect to placement of each Fund's portfolio transactions shall be made by the Adviser. The primary consideration in making these decisions shall be to seek the best execution of orders at the most favorable net prices for the Fund, taking into account such factors as the size of the order, difficulty of execution, and the reliability, financial condition and capabilities of the broker or dealer. Subject to these objectives, business may be placed with brokers and dealers who furnish investment research services to the Adviser or to affiliates of the Adviser. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Such services allow the Adviser and its affiliates to supplement their own investment research activities and provide them with information from individuals and research staffs of many securities firms. The Company acknowledges on behalf of each Fund that to the extent portfolio transactions are effected with brokers or dealers who furnish research services to the Adviser or its affiliates, they receive a benefit, which generally is not capable of evaluation in dollar amounts, which is not passed on to the Fund in the form of a direct monetary benefit.

     (3) The Adviser shall render such reports regarding allocation of brokerage business as may be required by the Board of Directors of the Company.

     C. PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF SECURITIES REGISTRATION STATEMENTS, AMENDMENTS AND OTHER MATERIALS. The Adviser shall make available and provide accounting and statistical information required by the Company and its principal underwriter in the preparation of registration statements, reports and other documents required by federal and state securities laws and such information as the principal underwriter of the Company may reasonably request, for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of each Fund's shares.

     D. OTHER OBLIGATIONS AND SERVICES. The Adviser shall keep its qualifications, facilities and staff fully adequate for performance of its duties hereunder, and will perform such duties in good faith and in the best interests of the Fund. The Adviser shall comply in all respects with applicable statutory and regulatory provisions, including the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The Adviser shall make available its officers and employees to the Board of Directors and officers of the Company for consultation and discussions regarding the administrative management of each Fund and its investment activities.

     3. EXPENSES OF EACH FUND. It is understood that each Fund will pay all of its expenses other than those expressly assumed by the Adviser herein, which expenses payable by the Fund shall include:

      A.  Fees to the Adviser as provided herein;

      B.  Expenses of all audits by independent public accountants;

      C. The allocated portion of fees and expenses of legal counsel in connection with legal services rendered to the Company, including the Board of Directors of the Company, committees of the Board of Directors and those directors who are not "interested persons" of the Company or the Adviser, as defined in the Investment Company Act of 1940, and litigation;

      D. Brokerage fees and commissions and other transaction costs in connection with the purchase and sale of portfolio securities for the Fund;

      E.  Costs, including the interest expense, of borrowing money;

      F.  All federal, state and local taxes levied against the Fund;

      G. The allocated portion of fees of directors of the Company not affiliated with the Adviser;

      H. The allocated portion of costs and expenses of meetings of the Board of Directors, committees of the Board of Directors and shareholders of the Company;

      I. Fees and expenses of the Company's transfer agent, registrar, custodian, dividend disbursing agent, shareholder accounting agent, and other agents approved by the Board of Directors of the Company;

      J.  Cost of printing stock certificates representing shares of the Fund;

      K. Fees and expenses of registering and qualifying and maintaining registration and qualification of the Company, the Fund and its shares under federal, state and foreign securities laws;

      L. The allocated portion of fees and expenses incident to filing of reports with regulatory bodies and maintenance of the Company's existence;

      M. The allocated portion of premiums for insurance carried by the Company pursuant to the requirements of Section 17(g) of the Investment Company Act of 1940;

      N. The allocated portion of fees and expenses incurred in connection with any investment company organization or trade association of which the Company may be a member;

      O. The allocated portion of expenses of preparation, printing (including typesetting) and distribution of reports, notices and prospectuses to existing shareholders of the Company;

      P.  Expenses of computing the Fund's daily per share net asset value; and

      Q. The allocated portion of expenses incurred by the Company in connection with litigation proceedings or claims, including any obligation the Company may have to indemnify its officers and directors with respect thereto.

     4. COMPENSATION OF THE ADVISER. As compensation for its services to each Fund, the Adviser will be paid a monthly management fee by the Fund at an annual rate equal to the percentages of the average daily value of the Fund's net assets described as to each Fund on Appendix 1 to this Agreement, with each Fund's net assets determined in accordance with provisions of the then current prospectus of the Fund. All fees and expenses are accrued daily and deducted before payment of dividends to shareholders. The fee is payable monthly and shall be prorated for any portion of a month beginning on the date of this Agreement or ending on termination of this Agreement.

     5. EXPENSE LIMITATION. In the event the total expenses of a Fund for any fiscal year, including the advisory fee but excluding interest, taxes, brokerage commissions and extraordinary expenses, should exceed the lowest applicable annual expense limitation established pursuant to the statutes or regulations of any jurisdiction in which shares of the Fund are then qualified for offer or sale, the Adviser shall reimburse the Fund for the full amount of such excess. Such reimbursement shall be made by the Adviser monthly, subject to annual reconciliation.

     6. ACTIVITIES OF THE ADVISER. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a director, officer or employee of the Company to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. Subject to and in accordance with the Articles of Incorporation and By-Laws of the Company and to Section 10(a) of the Investment Company Act of 1940, it is understood that directors, officers, agents and shareholders of the Company are or may be interested in the Adviser or its affiliates as directors, officers, agents or shareholders of the Adviser or its affiliates and that directors, officers, agents or shareholders of the Adviser or its affiliates are or may be interested in the Company as directors, officers, shareholders or otherwise, and that the effect of any such interests shall be governed by said Articles of Incorporation, said By-Laws and the Act.

     7. LIABILITIES. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Company or to any Fund hereunder for any act or omission in the course of, or connected with, rendering services hereunder. No liability to the Adviser hereunder shall attach individually to the shareholders, directors or officers of the Company.

     8. RENEWAL, TERMINATION AND AMENDMENT. This Agreement shall become effective upon the date first above written and shall continue in effect for an initial term ending May 31, 1999, unless earlier amended or terminated. This Agreement is renewable thereafter as to each Fund for successive periods not to exceed one year if such continuance is approved at least annually by votes of the Company's Board of Directors, cast in person at a meeting called for the purpose of voting on such approval, or by a majority of the outstanding voting securities of the Fund and in either event by the vote of a majority of the directors who are not parties to the Agreement or interested persons of any such party other than as directors of the Company. In addition, (i) this Agreement may at any time be terminated as to any Fund without the payment of any penalty either by vote of the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the Adviser; (ii) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940); and (iii) this Agreement may be terminated by the Adviser on 60 days' written notice to the Company. Any notice under this Agreement shall be given in writing addressed and delivered, or mailed postpaid, to the other party at any office of such party. This Agreement may be amended as to any Fund at any time by mutual consent of the parties, provided that such consent on the part of the Company shall have been approved by vote of a majority of the outstanding voting securities of the Fund. As used in this paragraph, the term "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such term in Section 2(a)(42) of the Investment Company Act of 1940.

     9. NAME. The Company and each Fund may use the word "Founders" in their names and businesses only so long as the Adviser acts as investment adviser to the Fund.

     10. SEVERABILITY. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     11. MISCELLANEOUS. This Agreement shall be subject to the laws of the State of Colorado, and shall be interpreted and construed to further and promote the operation of the Company as an open-end investment company.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                         FOUNDERS FUNDS, INC.
                                         on behalf of each of the
                                         series Funds listed on
                                         Appendix 1 to this
                                         Agreement

ATTEST:                                  By:________________________
                                            President
__________________________
Secretary

                                         FOUNDERS ASSET
                                         MANAGEMENT LLC

ATTEST:                                  By:________________________
                                            President
__________________________
Secretary

                                   APPENDIX 1
                                       TO
               FOUNDERS FUNDS, INC. INVESTMENT ADVISORY AGREEMENT

     This Appendix 1 to the Investment Advisory Agreement ("Agreement") executed as of the _ day of ______________, 1998, between Founders Funds, Inc. and Founders Asset Management LLC is effective as of the __th day of ______________, 1998.

     The following series Funds of Founders Funds, Inc. are parties to the Agreement and, pursuant to paragraph 4 of the Agreement, shall pay to Founders Asset Management LLC, as compensation for its services to each series Fund, the management fees disclosed in the following table:

                                        ADVISORY FEE
          FUND                          SCHEDULE
          --------------------------------------------
          Discovery Fund                1.00% to $250 million
                                        0.80% next $250 million
                                        0.70% thereafter
          Passport Fund                 1.00% to $250 million
                                        0.80% next $250 million
                                        0.70% thereafter
          Frontier Fund                 1.00% to $250 million
                                        0.80% next $250 million
                                        0.70% thereafter
          Special Fund                  1.00% to $30 million
                                        0.75% next $270 million
                                        0.70% next $200 million
                                        0.65% thereafter
          International Equity Fund     1.00% to $250 million
                                        0.80% next $250 million
                                        0.70% thereafter
          Worldwide Growth Fund         1.00% to $250 million
                                        0.80% next $250 million
                                        0.70% thereafter
          Growth Fund                   1.00% to $30 million
                                        0.75% next $270 million
                                        0.70% next $200 million
                                        0.65% thereafter
          Blue Chip Fund                0.65% to $250 million
                                        0.60% next $250 million
                                        0.55% next $250 million
                                        0.50% thereafter
          Balanced Fund                 0.65% to $250 million
                                        0.60% next $250 million
                                        0.55% next $250 million
                                        0.50% thereafter
          Government Securities Fund    0.65% to $250 million
                                        0.50% thereafter
          Money Market Fund             0.50% to $250 million
                                        0.45% next $250 million
                                        0.40% next $250 million
                                        0.35% thereafter

                                         FOUNDERS FUNDS, INC.
                                         on behalf of each of the
                                         series Funds listed on this
                                         Appendix 1

ATTEST:                                  By:__________________________
                                            President
__________________________
Secretary

                                         FOUNDERS ASSET
                                         MANAGEMENT LLC

ATTEST:                                  By:__________________________
                                            President
__________________________
Assistant Secretary

                                                                       EXHIBIT B

                    MUTUAL FUNDS ADVISED OR SUB-ADVISED BY FOUNDERS

        FUND           INVESTMENT OBJECTIVE         ADVISER         SUB-ADVISER
--------------------  -----------------------  ------------------  -------------

SMALL CAP FUNDS

Founders Discovery    Capital appreciation     Founders            None
Fund

Founders Frontier     Capital appreciation     Founders            None
Fund

American Skandia      Capital appreciation     American Skandia    Founders
Trust - Founders                               Investment
Capital Appreciation                           Services,
Portfolio                                      Incorporated

American Skandia      Capital growth           American Skandia    Founders
Advisor Funds, Inc.                            Investment
-ASAF Founders Small                           Services,
Capitalization Fund                            Incorporated

Ohio National Fund,   Maximum capital growth   Ohio National       Founders
Inc. - Small Cap                               Investment, Inc.
Portfolio

SMALL CAP INTERNATIONAL FUNDS

Founders Passport     Capital appreciation     Founders            None
Fund

Manufacturers         Long-term capital        Manufacturers       Founders
Investment Trust -    appreciation             Securities
International Small                            Services, LLC
Cap Trust

American Skandia      Capital appreciation     American Skandia    Founders
Trust - Founders                               Investment
Passport Portfolio                             Services,
                                               Incorporated

American Skandia      Capital growth           American Skandia    Founders
Advisor Funds, Inc.                            Investment
-ASAF Founders                                 Services,
International Small                            Incorporated
Capitalization Fund
------------
1 With respect to all funds for which Founders acts as a sub-advisor, the sub-advisory fee is paid by the fund's investment adviser out of its advisory fee, not by the fund directly.

 ADVISORY FEE RATE
     (BASED ON        SUB-ADVISORY FEE RATE (BASED          NET ASSETS AS OF
AVERAGE NET ASSETS)      ON AVERAGE NET ASSETS)(1)         SEPTEMBER 30, 1997
--------------------  -----------------------------      -----------------------

1.00% to $250         None                                   $305,026,945.06
million
0.80% next $250
million
0.70% thereafter

1.00% to $250         None                                   $266,447,329.40
million
0.80% next $250
million
0.70% thereafter

0.90%                 0.65% to $75 million                   $308,356,657.19
                      0.60% next $75 million
                      0.55% thereafter

0.90%                 0.50% to $250 million                      $369,902.15
                      0.45% thereafter

0.80%                 0.65% to $75 million                    $58,587,914.88
                      0.60% next $75 million
                      0.55% thereafter

1.00% to $250         None                                   $168,191,168.90
million
0.80% next $250
million
0.70% thereafter

1.10%                 0.65% to $50 million                   $134,228,929.54
                      0.60% next $150 million
                      0.50% next $300 million
                      0.40% thereafter

1.00%                 0.60% to $100 million                  $127,651,057.56
                      0.50% thereafter

1.10% to $100         0.60% to $100 million                      $224,836.23
million               0.50% thereafter
1.00% thereafter

        FUND           INVESTMENT OBJECTIVE         ADVISER        SUB-ADVISER
--------------------  -----------------------  -----------------  --------------

North American Funds  Long-term capital        Cypress Tree       Founders
-International Small  appreciation             Asset Management
Cap Fund                                       Corporation, Inc.

AGGRESSIVE GROWTH FUNDS

Founders Special      Capital appreciation     Founders           None
Fund

INTERNATIONAL AND GLOBAL FUNDS

Founders              Long-term growth of      Founders           None
International Equity  capital
Fund(2)

Founders Worldwide    Long-term growth of      Founders           None
Growth Fund           capital

Manufacturers         Long-term growth of      Manufacturers      Founders
Investment Trust -    capital                  Securities
Worldwide Growth                               Services, LLC
Trust

New England Funds     Long-term growth of      New England Funds  Founders
Trust I - New         capital                  Management, L.P.
England

Star Worldwide Fund(3)

GROWTH FUNDS

Founders Growth Fund  Long-term growth of      Founders           None
                      capital

New England Funds     Long-term growth of      New England Funds  Founders
Trust I - New         capital                  Management, L.P.
England Star
Advisers Fund(3)
------------
(2) Effective July 1, 1997, Founders is voluntarily reimbursing certain expenses of this Fund to the extent they exceed 1.80% of the Fund's average net assets. Since Founders reimbursed expenses in excess of 2.00% of the Fund's average net assets during the first six months of 1997, the Fund's total operating expenses for the fiscal year ended December 31, 1997 are expected to be approximately 1.90% of the Fund's average net assets, after such reimbursements.

(3) This fund has four sub-advisers, each managing a different segment of the fund's portfolio. Founders receives a sub-advisory fee only with respect to the segment of the fund it manages. The net asset amount shown for this fund reflects only Founders' segment.

 ADVISORY FEE RATE
     (BASED ON        SUB-ADVISORY FEE RATE (BASED           NET ASSETS AS OF
AVERAGE NET ASSETS)      ON AVERAGE NET ASSETS)1            SEPTEMBER 30, 1997
--------------------  -----------------------------      -----------------------

1.05% to $50 million  0.65% to $50 million                    $19,284,714.49
1.00% next $150       0.60% next $150 million
million               0.50% next $300 million
0.90% next $300       0.40% thereafter
million
0.80% thereafter

1.00% to $30 million  None                                   $353,687,439.86
0.75% next $270
million
0.70% next $200
million
0.65% thereafter

1.00% to $250         None                                    $16,814,444.15
million
0.80% next $250
million
0.70% thereafter

1.00% to $250         None                                   $347,234,538.02
million
0.80% next $250
million
0.70% thereafter

1.00%                 0.60% to $50 million                    $20,101,181.61
                      0.55% next $150 million
                      0.45% next $300 million
                      0.35% thereafter

1.05%                 0.65% to $50 million                    $53,889,527.39
                      0.60% next $50 million

                      0.55% thereafter

1.00% to $30 million  None                                 $1,755,409,701.27
0.75% next $270
million
0.70% next $200
million
0.65% thereafter

1.05%                 0.55% to $50 million                   $277,537,100.62
                      0.50% next $200 million

                      0.475% thereafter

       FUND             INVESTMENT OBJECTIVE         ADVISER        SUB-ADVISER
--------------------  -----------------------  ------------------  -------------

Manufacturers         Long-term growth of      Manufacturers       Founders
Investment Trust -    capital                  Securities
Growth Trust                                   Services, LLC

North American Funds  Long-term growth of      CypressTree Asset   Founders
-Growth Equity Fund   capital                  Management
                                               Corporation, Inc.

GROWTH AND INCOME FUNDS

Founders Blue Chip    Long-term growth of      Founders            None
Fund                  capital and income

Maxim Series Fund,    Long-term growth of      G W Capital         Founders
Inc. - Maxim Blue     capital and income       Management, Inc.
Chip Portfolio

BALANCED FUNDS

Founders Balanced     Current income and       Founders            None
Fund                  capital appreciation

Manufacturers         Current income and       Manufacturers       Founders
Investment Trust -    capital appreciation     Securities
Balanced Trust                                 Services, LLC

North American Funds  Current income and       CypressTree Asset   Founders
-Balanced Fund        capital appreciation     Management
                                               Corporation, Inc.

FIXED-INCOME FUNDS

Founders Government   Current income           Founders            None
Securities Fund(4)

MONEY MARKET FUNDS

Founders Money        Maximum current income   Founders            None
Market Fund           consistent with the
                      preservation of capital
                      and liquidity
------------
(4) Certain 12b-1 fees of this Fund are being waived voluntarily by Founders, with the result that the 12b-1 fees paid by the Fund during the fiscal year ended December 31, 1996 were 0.05% of the Fund's average net assets instead of the 0.25% permitted by the Fund's 12b-1 plan.

 ADVISORY FEE RATE        SUB-ADVISORY FEE RATE
 (BASED ON AVERAGE        (BASED ON AVERAGE NET             NET ASSETS AS OF
    NET ASSETS)                 ASSETS)1                   SEPTEMBER 30, 1997
--------------------  -----------------------------    -----------------------

0.85%                 0.45% to $50 million                   $147,706,073.38
                      0.45% next $150 million
                      0.35% next $300 million
                      0.30% thereafter

0.90% to $50 million  0.50% to $50 million                    $25,744,105.01
0.85% next $150       0.45% next $150 million
million               0.425% next $300 million
0.825% next $300      0.40% thereafter
million
0.80% thereafter

0.65% to $250         None                                   $566,935,024.80
million
0.60% next $250
million
0.55% next $250
million
0.50% thereafter

1.00%                 0.425% to $250 million                  $91,467,499.05
                      0.350% next $250 million
                      0.325% next $250 million
                      0.300% thereafter

0.65% to $250         None                                   $945,739,764.19
million
0.60% next $250
million
0.55% next $250
million
0.50% thereafter

0.80%                 0.375% to $50 million                  $168,479,698.58
                      0.325% next $150 million
                      0.275% next $300 million
                      0.225% thereafter

0.775% to $50         0.375% to $50 million                   $99,540,578.24
million               0.325% next $150 million
0.725% next $150      0.275% next $300 million
million               0.225% thereafter
0.675% next $300
million
0.625% thereafter

0.65% to $250         None                                    $12,934,282.76
million
0.50% thereafter

0.50% to $250         None                                    $96,182,701.00
million
0.45% next $250
million
0.40% next $250
million
0.35% thereafter

                              [FORM OF PROXY CARD]

                              FOUNDERS FUNDS, INC.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 17, 1998

The undersigned hereby appoints Jonathan F. Zeschin, David L. Ray and Kenneth R. Christoffersen, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of Shareholders of Founders Funds, Inc. (the "Company") to be held at the Adam's Mark Hotel, 1550 Court Place, Denver, Colorado 80202, on Tuesday, February 17, 1998 at 3:00 p.m. (Mountain time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 30, 1997, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTORS AND "FOR" PROPOSAL 1.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.
THANK YOU.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON DIRECTORS
                                                                 With-   For all
                                                         For     hold    Except
2. Election of seven Directors.                         [   ]    [   ]    [   ]

   01) William H. Baughn, 02) Bjorn K. Borgen, 03) Alan S. Danson,
   04) Trygve E. Myhren, 05) Jay A. Precourt, 06) Eugene H. Vaughan, Jr., and 07) Jonathan F. Zeschin

   IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.

   ------------------------------------

VOTE ON PROPOSAL 1
                                                         For    Against  Abstain
1. Proposal to approve the Advisory Agreement           [   ]    [   ]    [   ]
   between the Company and Founders Asset
   Management LLC


----------------------------  ----------------------------  ---------------
Signature                     Signature (Joint Owner)       Date

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                             Founders Asset Management, Inc.
[LOGO] Founders
                                             Founders Financial Center
                                             2930 East Third Avenue
                                             Denver, Colorado  80206
                                             (303) 394-4404

December 30, 1997


Dear Trustee or Custodian:

As you may have heard, Founders Asset Management, Inc., the investment manager and distributor of the Founders family of mutual funds, has signed an agreement to become a subsidiary of Mellon Bank, N.A. We believe this partnership is an excellent strategic fit for Founders and the shareholders in the Founders Funds.

Enclosed is a proxy statement requesting an approval of a new investment advisory agreement between the Founders Funds and Founders Asset Management LLC to become effective upon the completion of the acquisition, and an election of a Board of Directors. We have included proxy materials for each Fund for which your firm is currently Trustee or Custodian. Please review your plan or trust documents to determine who has mutual fund share voting authority. After completing all ballots, please return them in the enclosed postage-paid envelope as soon as possible.

We appreciate the trust and confidence you've expressed in Founders, and we will work hard to continue to earn it. If you have any questions about the proxy, please contact a Founders representative at 1-800-332-5373.

Thank you for your prompt attention.

Sincerely,

/s/ Bjorn K. Borgen                           /s/ Jon Zeschin
---------------------------------             ----------------------------------
Bjorn K. Borgen                               Jon Zeschin
Chairman, Chief Executive Officer             President and
and Chief Investment Officer                  Chief Operating Officer

                                             Founders Asset Management, Inc.
[LOGO] Founders
                                             Founders Financial Center
                                             2930 East Third Avenue
                                             Denver, Colorado  80206
                                             (303) 394-4404

December 30, 1997


Dear Trustee or Custodian:

As you may have heard, Founders Asset Management, Inc., the investment manager and distributor of the Founders family of mutual funds, has signed an agreement to become a subsidiary of Mellon Bank, N.A. We believe this partnership is an excellent strategic fit for Founders and the shareholders in the Founders Funds.

Enclosed is a proxy statement requesting your approval of a new investment advisory agreement between the Founders Funds and Founders Asset Management LLC, to become effective upon the completion of the acquisition, and your election of a Board of Directors. According to your plan documents, the Trustee is responsible for casting proxy votes pursuant to instructions received from plan participants. After you have completed all ballots, please return them in the enclosed postage-paid envelope as soon as possible.

We appreciate the trust and confidence you've expressed in Founders, and we will work hard to continue to earn it. If you have any questions about the proxy, please contact a Founders representative at 1-800-332-5373.

Thank you for your prompt attention.

Sincerely,


/s/ Bjorn K. Borgen                           /s/ Jon Zeschin
---------------------------------             ----------------------------------
Bjorn K. Borgen                               Jon Zeschin
Chairman, Chief Executive Officer             President and
and Chief Investment Officer                  Chief Operating Officer